UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                  SCHEDULE 14A
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           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                         Flatbush Federal Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   $125 per Exchange Act Rules 0-11(c)1(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
      22(a)(2) of Schedule 14A.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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

                                 March 28, 2005

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Flatbush Federal Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Company's main office at 2146 Nostrand Avenue, Brooklyn, New York, at 11:00 a.m., New York time, on April 28, 2005.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may vote upon the election of three directors, the ratification of the appointment of independent auditors of the Company and any other business that properly comes before the Annual Meeting.

The Board of Directors of the Company has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Anthony J. Monteverdi
                                        Chairman of the Board, President and
                                        Chief Executive Officer

Brooklyn, New York

                         Flatbush Federal Bancorp, Inc.
                              2146 Nostrand Avenue
                            Brooklyn, New York 11210
                                 (718) 859-6800

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 28, 2005

      Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Flatbush Federal Bancorp, Inc. (the "Company") will be held at 2146 Nostrand Avenue, Brooklyn, New York, at 11:00 a.m., New York Time, on April 28, 2005.

      A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

      The Annual Meeting is being held so that stockholders may vote on the following matters:

      1.    The election of three Directors;

      2. The ratification of the appointment of Beard Miller Company LLP, successor to Radics & Co., LLC, as independent auditors of the Company for the fiscal year ending December 31, 2005; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

      Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 14, 2005, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

      EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Anthony J. Monteverdi
                                        Chairman of the Board, President and
                                        Chief Executive Officer

Brooklyn, New York
March 28, 2005

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
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

                                 Proxy Statement

                              2146 Nostrand Avenue
                            Brooklyn, New York 11210
                                 (718) 859-6800

                         ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 28, 2005

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                                  INTRODUCTION
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      This Proxy Statement is furnished in connection  with the  solicitation of proxies on behalf of the Board of Directors of Flatbush Federal Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Company's main office at 2146 Nostrand Avenue, Brooklyn, New York, at 11:00 a.m., New York Time, on April 28, 2005, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 28, 2005.

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                              REVOCATION OF PROXIES
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      Stockholders  who execute proxies in the form solicited  hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

      Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address of the Company shown above, the submission of a later dated proxy or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
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      Holders  of record of the  Company's  common  stock,  par value  $0.01 per share, as of the close of business on March 14, 2005 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,314,375 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Our mutual holding company, Flatbush Federal Bancorp, MHC, owns 1,226,619 shares, or 53% of the Company's outstanding common stock and intends to vote FOR the election of directors and the ratification of auditors.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

      As to the ratification of auditors, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of auditors must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

      Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company's Board of Directors.

      Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by our named executive officers and directors individually, by executive officers and directors as a group and by each person or group known by the Company to beneficially own in excess of five percent of the Company's common stock.

                                        Amount of Shares
                                        Owned and Nature       Percent of Shares
          Name and Address of             of Beneficial         of Common Stock
           Beneficial Owners              Ownership (1)           Outstanding
          -------------------           ----------------       -----------------

Five percent stockholders:
--------------------------

Flatbush Federal Bancorp, MHC (2)           1,226,619                53.00%
2146 Nostrand Avenue,
Brooklyn, New York

Directors and Executive Officers: (3)
-------------------------------------

Anthony J. Monteverdi                          29,696                 1.28
Jesus R. Adia                                  12,032                 0.52
John S. Lotardo                                 7,698                 0.33
D. John Antoniello                              3,691                 0.16
John F. Antoniello                              5,829                 0.25
Patricia A. McKinley                            2,904                 0.13
Alfred S. Pantaleone                            2,899                 0.13
Anthony V. Rumolo                               3,154                 0.14
Charles J. Vorbach                              3,763                 0.16

All Directors and Executive Officers
as a Group (9 persons)(4)                      71,666                 3.10

----------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2) The Company's executive officers and directors are also executive officers and directors of Flatbush Federal Bancorp, MHC.

(3) The business address of each director is 2146 Nostrand Avenue, Brooklyn, New York 11210.

(4) The share ownership of all directors and executive officers as a group represents 6.59% of all shares issued to minority stockholders.

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                       PROPOSAL I - ELECTION OF DIRECTORS
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      The Board of  Directors of the Company is composed of eight  members.  The
Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. The terms of the Board of Directors are classified so that approximately one-third of the directors are up for election in any one year. Three directors will be elected at the Annual Meeting. A majority of our independent directors acting as the Nominating Committee has nominated Anthony
V. Rumolo, Alfred S. Pantaleone and Jesus R. Adia to serve as directors for a three-year term.

      The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends a vote "FOR" the nominees to serve as directors until their terms expire.

      The following table sets forth certain information regarding the directors of the Company.

                                        Age at                                            Current Term        Director
             Name                  December 31, 2004               Position                 Expires           Since(1)
-------------------------------    -----------------     ----------------------------     ------------        --------
Nominees
--------

Jesus R. Adia                             51             Executive Vice President and         2005              1998
                                                                   Director
Alfred S. Pantaleone                      71                       Director                   2005              1997
Anthony V. Rumolo                         83                       Director                   2005              1983

Directors Continuing in Office
------------------------------

Anthony J. Monteverdi                     71               Chairman, President and            2006              1986
                                                           Chief Executive Officer
D. John Antoniello                        52                       Director                   2006              1993
John F. Antoniello                        86                       Director                   2007              1980
Patricia A. McKinley                      50                       Director                   2007              1993
Charles J. Vorbach                        45                       Director                   2007              1993

----------
(1) Includes service on the Board of Directors of Flatbush Federal Savings & Loan Association of Brooklyn.

      The Business Background of Our Directors and Executive Officers. The business experience for the past five years of each of our directors and executive officers is set forth below. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

      Anthony J. Monteverdi is the Chairman, President and Chief Executive Officer of the Company. He has been the President and Chief Executive Officer of Flatbush Federal Savings & Loan Association since 1987 and the Chairman of the Board since 1993.

      Jesus R. Adia is the Executive Vice President of the Company. He has been the Executive Vice President of Flatbush Federal Savings & Loan Association since 1996.

      D. John Antoniello is the President of Anbro Supply Co., an industrial supply company, a position he has held since 1988. Mr. Antoniello is the son of John F. Antoniello.

      John F. Antoniello is retired. Prior to his retirement in 1988, Mr. Antoniello was President of Anbro Supply Co. Mr. Antoniello is the father of D. John Antoniello.

      Patricia Ann McKinley is a self-employed marketing research consultant since November 2004. Ms. McKinley was formerly a Vice President of Research International and TNS Intersearch, both international marketing research and consulting firms.

      Alfred S. Pantaleone is retired. Prior to his retirement in 1995, Mr. Pantaleone was the Deputy Executive Director of the New York City Board of Elections.

      Anthony V. Rumolo has been self-employed for the past 33 years as a pension and business consultant.

      Charles J. Vorbach is the President of John L. Vorbach Co., Inc., an insurance brokerage and consulting business, a position he has held since January 1998.

      John S. Lotardo, age 43, is the Chief Financial Officer and Controller of the Company. Mr. Lotardo has been the principal accounting and financial officer of Flatbush Federal Savings & Loan Association since 1996.

Meetings and Committees of the Board of Directors

      The Company's Board of Directors meets on a monthly basis and may hold additional special meetings. During the year ended December 31, 2004, our board of directors held 12 regular meetings and one special meeting. No director attended fewer than 75% of such meetings. The Company's committees include a Compensation Committee, Audit Committee and a Nominating Committee.

Board Independence

      The Company has elected to follow the Nasdaq corporate listing standards for purposes of determining director independence. The Board of Directors has determined that, except as to Messrs. Monteverdi and Adia, each member of the Board of Directors is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Messrs. Monteverdi and Adia are not considered independent because they are executive officers of the Company.

Nominations of Directors

      During the year ended December 31, 2004, a majority of independent Directors acting in "executive session" serves as the Nominating Committee. During the year ended December 31, 2004, one meeting was held. Directors John F. Antoniello, D. John Antoniello, Pantaleone, McKinley, Vorbach and Rumolo are considered "independent" pursuant to the NASD's listing standards.

      The Board of Directors has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Directors John F. Antoniello, D. John Antoniello, Alfred S. Pantaleone, Patricia Ann McKinley, Charles J. Vorbach, and Anthony V. Rumolo. Each member of the Nominating and Corporate Governance Committee is considered "independent" as defined in the Nasdaq listing standards. Flatbush Federal's Board of Directors has adopted a written charter for the Committee, which is available at Flatbush Federal's website at www.flatbush.com. The Committee was recently established and therefore did not meet during the fiscal year ended December 31, 2004.

      The functions of the Nominating and Corporate Governance Committee include the following:

      o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

      o to review and monitor compliance with the requirements for board independence;

      o to review the committee structure and make recommendations to the Board regarding committee membership;

      o to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

      o     to  develop  and   recommend   to  the  Board  for  its  approval  a
            self-evaluation process for the Board and its committees.

      The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to Flatbush Federal's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

      o has the highest personal and professional ethics and integrity and whose values are compatible with Flatbush Federal's;

      o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

      o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

      o is familiar with the communities in which Flatbush Federal operates and/or is actively engaged in community activities;

      o is involved in other activities or interests that do not create a conflict with his or her responsibilities to Flatbush Federal and its stockholders; and

      o has the capacity and desire to represent the balanced, best interests of the stockholders of Flatbush Federal as a group, and not primarily a special interest group or constituency.

      Finally, the Nominating and Corporate Governance Committee will take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

      Procedures for the Nomination of Directors by Stockholders. The Nominating and Corporate Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating and Corporate Governance Committee will consider candidates submitted by Flatbush Federal's stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 2146 Nostrand Avenue, Brooklyn, New York 11210. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of Flatbush Federal's proxy materials for the preceding year's annual meeting. The submission must include the following information:

      o the name and address of the stockholder as they appear on Flatbush Federal's books, and number of shares of Flatbush Federal's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

      o the name, address and contact information for the candidate, and the number of shares of common stock of Flatbush Federal that are owned by the candidate (if the candidate is not a holder of record,
            appropriate   evidence  of  the  stockholder's   ownership  will  be
            required);

      o     a statement of the candidate's business and educational experience;

      o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

      o a statement detailing any relationship between the candidate and Flatbush Federal;

      o a statement detailing any relationship between the candidate and any customer, supplier or competitor of Flatbush Federal;

      o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

      o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

      Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating and Corporate Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Stockholder Proposals and Nominations."

      Stockholder Communications with the Board. A stockholder of Flatbush Federal who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 2146 Nostrand Avenue, Brooklyn, New York 11210, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      o forward the communication to the director or directors to whom it is addressed;

      o attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

      o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      At  each  Board  meeting,   management  will  present  a  summary  of  all
communications received since the last meeting that were not forwarded and make those communications available to the directors.

Code of Ethics

      The Company has adopted a Code of Ethics that is applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code of Ethics is available on the Company's website at www.flatbush.com. Amendments to, and waivers from, the Code of Ethics will also be disclosed on the Company's website. There were no such amendments or waivers to the Code of Ethics in 2004.

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee are directors D. John Antoniello, Charles Vorbach and Alfred Pantaleone, each of whom is independent. The committee is responsible for reviewing all compensation matters related to the employees of the Company. The Compensation Committee met three times during the year ended December 31, 2004.

Report of the Executive Compensation and Benefits Committee

      Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

      The Compensation Committee is delegated the responsibility of assuring that the compensation of the Chief Executive Officer and other executive officers is consistent with the compensation strategy, competitive practices, the performance of the Association, and the requirements of appropriate regulatory agencies. Independent directors sit on the Compensation Committee and participate in executive compensation decision-making.

      The primary goal of the Compensation Committee is to provide an adequate level of compensation and benefits in order to attract and retain key executives. The performance of each officer is reviewed annually to determine his or her contribution to the overall success of the institution.

      Compensation of senior management is reviewed annually. In general, the purpose of the annual compensation review is to ensure that base salary levels are competitive with financial institutions similar in size, geographic market and business profile in order to attract and retain persons of high quality. In this regard, the Compensation Committee considers information received from America's Community Bankers regarding executive compensation. In addition, the Compensation Committee considers each executive officer's contribution to the Association when making its decision.

      The Board of Directors approved a base salary for the Chief Executive Officer of $221,000 for 2004, which represented an increase from the Chief Executive Officer's base salary of $212,000 in fiscal 2003. The 2004 base salary was based upon the Chief Executive Officer's performance and industry standards.

          This report has been provided by the Compensation Committee:

                                   Directors:
                               D. John Antoniello
                                 Charles Vorbach
                                Alfred Pantaleone

Evaluation of Disclosure Controls and Procedures

      The Company has adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the fiscal year (the "Evaluation Date"). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Audit Committee

      The Company's Audit Committee was established following the completion of our reorganization and offering. The Audit Committee consists of directors Anthony Rumolo, Patricia McKinley and John F. Antoniello, all of whom are non-employee directors and are "independent" directors under the Nasdaq listing standards. The Audit Committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Company's Audit Committee met three times during the year ended December 31, 2004. The Audit Committee has designated Director Rumolo as its "audit committee financial expert." Director Rumolo has an understanding of generally accepted accounting principles and financial statements and the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves that the Company reasonably expects to be raised in connection with a review of its financial statements. Mr. Rumolo also has an understanding of internal control over financial reporting and of audit committee functions. Director Rumolo has acquired this expertise through his experience as a pension and business consultant.

Audit Committee Report

      The Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee.

      As part of its ongoing activities, the Audit Committee has:

      o     Reviewed  and  discussed  with  management  the  Company's   audited
            consolidated financial statements for the year ended December 31, 2004;

      o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

      o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence; and

      o Considered the compatibility of non-audit services described above with maintaining auditor independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004. In addition, the Audit Committee approved the appointment of Radics & Co., LLC as independent auditors (and Beard Miller Company LLP, as successor) for the Company for the fiscal year ending December 31, 2005, subject to ratification of the appointment by stockholders of the Company.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                              The Audit Committee:
                            Anthony Rumolo (Chairman)
                                Patricia McKinley
                               John F. Antoniello

Section 16(a) Beneficial Ownership Reporting Compliance

      The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act. Executive officers and directors of the Company and beneficial owners of greater than 10% of the Company Common Stock

("10% beneficial owners") are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of common stock of the Company. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. All required beneficial ownership forms were timely filed during the year ended December 31, 2004.

Director Compensation

      The Company pays each non-employee director an annual retainer fee of $10,000, $1,000 for each regular Board meeting attended and $600 for each committee meeting attended by a committee member or $700 for the committee chairman. In addition, Flatbush Federal Savings & Loan Association pays for long term care insurance policies and maintains a retirement plan for non-employee directors.

Executive Compensation

      Summary Compensation Table. The following table provides information about the compensation paid for the years ended December 31, 2004, 2003 and 2002 to our Chief Executive Officer and Executive Vice President (the "Named Executive Officers"). No other officer's total annual salary and bonus for the year ended December 31, 2004 totaled $100,000 or more.

                                                           Annual Compensation
                                                  ------------------------------------
                                     Year Ended                           Other Annual     All Other
  Name and Principal Position        December 31   Salary        Bonus    Compensation  Compensation(1)
--------------------------------     -----------  --------     --------   ------------  ---------------
Anthony J. Monteverdi, Chairman,         2004     $221,000     $ 21,000     $     --       $     --
President and Chief Executive            2003     $212,000     $     --     $     --       $  5,000
Officer                                  2002     $202,000     $ 12,000     $     --       $  5,000

Jesus R. Adia, Executive Vice            2004     $124,000     $ 11,000     $     --       $     --
President                                2003     $116,792     $     --     $     --       $     --
                                         2002     $107,132     $  8,000     $     --       $     --

----------
(1) Does not include perquisites and other personal benefits, as such benefits in the aggregate were less than the lesser of $50,000 or 10% of salary.

      Insurance Plan. Flatbush Federal Savings & Loan Association provides its officers and employees with life insurance and short and long term disability protection, contributory medical insurance coverage and non-contributory dental insurance coverage.

      Defined Benefit Plan. Flatbush Federal Savings & Loan Association maintains a noncontributory defined benefit plan. All employees age 20-1/2 or older who have worked at Flatbush Federal Savings & Loan Association for a period of six months and have been credited with 1,000 or more hours of employment with Flatbush Federal Savings & Loan Association during the year are eligible to accrue benefits under the defined benefit pension plan. Flatbush Federal Savings & Loan Association annually contributes an amount to the retirement plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The defined benefit plan is maintained on an October 31 fiscal plan year.

      At the normal retirement age of 65 (or the tenth anniversary of plan participation, if later), the plan is designed to provide a life annuity guaranteed for ten years. The monthly retirement benefit provided is an amount equal to 2% of average monthly compensation multiplied by the number of credited years of service (not to exceed 50% of such monthly compensation or be less than $20 a month). Retirement benefits are also payable upon early retirement, disability or death, in the last case, if survived by a spouse. There is no death benefit payable if a participant dies and is not survived by a spouse. A reduced benefit is payable upon retirement at or after age 62 and the completion of 10 years of service with Flatbush Federal Savings & Loan Association. Upon termination of employment other than for normal or early retirement, a participant is eligible to receive the normal retirement benefit payable at the normal retirement date, multiplied by the number of years of participation to date, and divided by the number of years of participation possible at the normal retirement date. Benefits are payable in various annuity forms. At December 31, 2004, the market value of the retirement plan trust fund was approximately $3.0 million. For the year ended December 31, 2004, Flatbush Federal Savings & Loan Association made a contribution to the retirement plan of approximately $404,401.

      The following table indicates the annual retirement benefit that would be payable under the retirement plan upon retirement at age 65 in calendar year 2005, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below:

                                 Years of Service and Benefit Payable at Retirement
Final Average           --------------------------------------------------------------------
Annual Compensation         5          10          15          20          25          30
-------------------     --------    --------    --------    --------    --------    --------
      $ 25,000          $  2,500    $  5,000    $  7,500    $ 10,000    $ 12,500    $ 12,500
      $ 50,000          $  5,000    $ 10,000    $ 15,000    $ 20,000    $ 25,000    $ 25,000
      $ 75,000          $  7,500    $ 15,000    $ 22,500    $ 30,000    $ 37,500    $ 37,500
      $100,000          $ 10,000    $ 20,000    $ 30,000    $ 40,000    $ 50,000    $ 50,000
      $150,000          $ 15,000    $ 30,000    $ 45,000    $ 60,000    $ 75,000    $ 75,000
      $175,000          $ 17,500    $ 35,000    $ 52,500    $ 70,000    $ 87,500    $ 87,500
      $200,000          $ 20,000    $ 40,000    $ 60,000    $ 80,000    $100,000    $100,000

      At December 31, 2004, Messrs. Monteverdi and Adia had 18 years and 19 years of credited service under the pension plan, respectively.

      Supplemental Executive Retirement Plan. In 1999, Flatbush Federal Savings & Loan Association established a non-qualified supplemental executive retirement plan for Mr. Monteverdi, its president and chief executive officer. Upon the completion of five years of service to Flatbush Federal Savings & Loan Association following adoption of the plan, the supplemental executive retirement plan provides Mr. Monteverdi with an annual retirement benefit of $93,000, payable in equal monthly installments for 10 years. Benefits under the supplemental executive retirement plan commence on the first day of the month following Mr. Monteverdi's retirement from Flatbush Federal Savings & Loan Association. In the event of Mr. Monteverdi's disability or death prior to the end of the five year period, a reduced benefit will be paid to Mr. Monteverdi or his surviving spouse, as applicable. In the event of Mr. Monteverdi's death after payments commence, his surviving spouse will be entitled to the continued payment of his benefits for the lesser of five years or the remaining period of the initial 10 year term. In the event of a termination of service following a change in control (as defined in the supplemental executive retirement plan), all benefits shall become payable immediately in full.

      The supplemental executive retirement plan is considered an unfunded plan for tax and ERISA purposes. All obligations owing under the plan are payable from the general assets of Flatbush Federal Savings & Loan Association, and are subject to the claims of Flatbush Federal's creditors. During the year ended December 31, 2004, the expense of the supplemental executive retirement plan to Flatbush Federal Savings & Loan Association was approximately $98,312.

      Retirement Plan for Directors. Flatbush Federal Savings & Loan Association maintains a non-tax qualified Retirement Plan for Directors that currently provides outside directors who retire after five years of service on the Board and attain the age of 65 with a monthly retirement benefit of $600 per month for 60 months. In the event of the director's death or disability prior to retirement, the director or his surviving spouse will be entitled to a benefit under the plan if the director had otherwise satisfied the age and service requirements prior to death or disability. In the event of a director's death while receiving benefit but before all benefits have been paid to the director, the director's surviving spouse will receive the remaining benefit payments due. If the surviving spouse dies prior to receiving the remaining payments, all obligations of Flatbush Federal Savings & Loan Association to the director or his spouse will terminate. During the year ended December 31, 2004, the cost of the directors' retirement plan to Flatbush Federal Savings & Loan Association was approximately $29,830.

      The directors' retirement plan is considered an unfunded plan for tax and ERISA purposes. All obligations owing under the plan are payable from the general assets of Flatbush Federal Savings & Loan Association, and are subject to the claims of Flatbush Federal Savings & Loan Association's creditors.

Stock Benefit Plans

      Stock Option Plan. The Board of Directors has adopted the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan ("2004 Plan"), to provide officers, employees and directors of the Company or the Association with additional incentives to share in the growth and performance of the Company. The 2004 Plan was approved by stockholders on November 19, 2004.

      The 2004 Plan authorizes the issuance of up to 161,543 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, reload options or restricted stock awards, provided that no more than 46,056 shares may be issued as restricted stock awards, and no more than 115,487 shares may be issued pursuant to exercise of stock options.

      Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the 2004 Plan.

      The Compensation Committee may determine the type and terms and conditions of awards under the 2004 Plan. Awards may be granted in a combination of incentive and non-statutory stock options, reload options or restricted stock awards. Awards may include the following:

      (i) Stock Options. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price shall not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2004 Plan means the average of the closing high bid and low asked price of the common stock as reported on the OTC Electronic Bulletin Board (or the average of the high and low quoted sales prices of the common stock on the Nasdaq Stock Market) on the day the option is granted or, if the common stock is not traded on the date of grant, the fair market value shall be determined by the Compensation Committee in good faith on an appropriate basis.

      Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a "cashless exercise" through a third party. Cash may be paid in lieu of any fractional shares under the 2004 Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee.

      (ii) Reload Options. Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. Reload options issued on the exercise of incentive stock options may be incentive stock options or non-statutory stock options.

      (iii) Stock Awards. Stock awards under the 2004 Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Compensation Committee which are set forth in the award agreements. Any stock award granted under the 2004 Plan will be subject to vesting as determined by the Compensation Committee. Awards will be evidenced by agreements approved by the Compensation Committee which set forth the terms and conditions of each award.

      Transferability of Awards. Generally, all awards, except non-statutory stock options, granted under the 2004 Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Compensation Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Compensation Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2004 Plan upon the participant's death.

      Change in Control. Upon the occurrence of an event constituting a change in control of the Company as defined in the 2004 Plan, all stock options will become fully vested, and all stock awards then outstanding shall vest free of restrictions.

      Effect of Termination of Service. Unless the Compensation Committee specifies otherwise at the time an award is granted, upon the occurrence of the participant's termination of service due to death or disability, all unvested stock options and stock awards made to the participant will become fully vested. Subject to OTS regulations and policy (or the receipt of any required waivers from the OTS), and unless the Compensation Committee specifies otherwise at the time an award is granted, in the event of a normal retirement of a participant any unvested award of stock options and/or restricted stock shall become fully vested in the participant. Unless the Committee specifies otherwise, a person who is a member of the Board of Directors shall not be deemed to have retired until service as a director or director emeritus has ceased.

      Set forth below is certain information regarding options granted to the Named Executive Officers during 2004.

===================================================================================================================
                                          OPTION GRANTS IN LAST FISCAL YEAR
===================================================================================================================
Individual Grants
-------------------------------------------------------------------------------------------------------------------
                                         Percent of Total
                           Options      Options Granted to     Exercise                          Grant Date Present
         Name              Granted     Employees in FY 2004      Price       Expiration Date          Value(1)
-------------------------------------------------------------------------------------------------------------------
Anthony J. Monteverdi      32,336              28.0             $11.75          11/19/2014              $2.16
Jesus R. Adia              16,168              14.0             $11.75          11/19/2014              $2.16
===================================================================================================================

----------
(1) The grant date present value was derived using the Black-Scholes option pricing model with the following assumptions: volatility of 31.54%; risk free rate of return of 3.91%; and a 6.5 year option life.

      No options were exercised by the Named Executive Officers during 2004.

      Set forth below is information as of December 31, 2004 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

================================================================================================================
                                                               Number of                              Number of
                                                               Securities                             Securities
                                                           to be Issued Upon                          Remaining
                                                              Exercise of                             Available
                                                              Outstanding                           For Issuance
                                                                Options        Weighted Average         Under
                         Plan                                  and Rights      Exercise Price(2)        Plan
----------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by stockholders ...         161,543(1)           $ 11.75              --
Equity compensation plans not approved by
stockholders .........................................              --                   --              --
      Total ..........................................         161,543              $ 11.75
================================================================================================================

----------
(1) Consists of (i) options to purchase 115,487 shares of common stock under the 2004 Plan and (ii) 46,056 shares of common stock under the 2004 Plan.

(2) The weighted average exercise price reflects the exercise price of $11.75 per share for options granted under the 2004 Plan. Does not take into effect the grant of shares of restricted stock.

      Employee Stock Ownership Plan and Trust. We have implemented an employee stock ownership plan in connection with the Company's mutual holding company reorganization and offering. Employees who are at least 21 years old with at least one year of employment with Flatbush Federal Savings and Loan Association are eligible to participate. As part of the reorganization and offering, the employee stock ownership plan trust borrowed funds from us and used those funds to purchase a number of shares equal to 8% of the common stock sold in the offering. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from Flatbush Federal Savings & Loan Association discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan provides that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a floating rate equal to the prime rate. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

      Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan will become vested at the rate of 20% per year, starting upon completion of two years of credited service, and will be fully vested upon completion of six years of credited service, with credit given to participants for years of credited service with Flatbush Federal Savings & Loan Association's mutual predecessor prior to the adoption of the plan. A participant's interest in his account under the plan will also fully vest in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash. Flatbush Federal Savings & Loan Association's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

      The Company has no equity-based benefit plans that were not approved by stockholders.

Related Party Transactions

      Section 402 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's directors and officers are made in conformity with the Federal Reserve Act rules.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      The Audit Committee of the Board of Directors of the Company has approved the engagement of Radics & Co., LLC to serve as the Company's independent auditors for the year ending December 31, 2005, subject to the ratification of the engagement by the Company's stockholders at this Meeting. On February 24, 2005, Radics & Co. LLC entered into an agreement to combine with Beard Miller Company LLP, effective April 1, 2005. The Audit Committee of the Board of Directors has approved Beard Miller Company LLP as independent auditors upon completion of the combination described above.

      Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Beard Miller Company LLP, as successor to Radics & Co., LLC, for the Company's fiscal year ending December 31, 2005. A representative of the independent public accounting firm is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

      Audit Fees. During the past two years the aggregate fees billed for professional services rendered by Radics & Co., LLC for the audit of the Company's annual financial statements and for the review of the Company's Forms 10-QSB were $67,497 for 2004 and $51,000 for 2003.

      Audit-related Fees. During the past two years the aggregate fees billed for professional services by Radics & Co., LLC that are reasonably related to the performance of the audit were 0 for 2004 and $87,000 for 2003. In 2004, there were no audit-related fees in connection with the reorganization and stock offering.

      Tax Fees. During the past two fiscal years the aggregate fees billed for professional services by Radics & Co., LLC for tax services were $11,250 for 2004 and $9,000 for 2003.

      All Other Fees. There were no fees billed in 2004 for professional services rendered for the Company by Radics & Co., LLC for service other than those listed above. No such fees were billed or paid in 2003.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

      The Audit Committee has considered whether the provision of non-audit services, which relate primarily to corporate income taxes, is compatible with maintaining the independence of Radics & Co., LLC and its successor, Beard Miller Company LLP. The Audit Committee concluded that performing such services does not affect the independence of Radics & Co., LLC and its successor, Beard Miller Company LLP in performing its function as auditor of the Company.

      In order to ratify the selection of Radics & Co., LLC and its successor, Beard Miller Company LLP as the auditors for the 2005 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Radics & Co., LLC and its successor, Beard Miller Company LLP as auditors for the 2005 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 2146 Nostrand Avenue, Brooklyn, New York, no later than November 28, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors does not have a policy with respect to director attendance at the Annual Meeting.

      The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than 5 days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. There have been no material changes to these procedures during the year ended December 31, 2004.

      The date on which next year's Annual Meeting of Stockholders is expected to be held is April 27, 2006. Accordingly, advance written notice of business to be brought before the 2006 Annual Meeting of Stockholders must be given to the Company no later than April 22, 2006.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

      AN ANNUAL REPORT CONTAINING CONSOLIDATED FINANCIAL STATEMENTS AT AND FOR THE PERIOD ENDED DECEMBER 31, 2004 IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB MAY BE ACCESSED THROUGH THE COMPANY'S WEBSITE, www.flatbush.com.
         ----------------

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Anthony J. Monteverdi
                                        Chairman of the Board, President and
                                        Chief Executive Officer

Brooklyn, New York
March 28, 2005

                                 REVOCABLE PROXY

                         FLATBUSH FEDERAL BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 28, 2005

      The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Flatbush Federal Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's main office at 2146 Nostrand Avenue, Brooklyn, New York 11210, on April 28, 2005, at 11:00 a.m., New York Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                         FOR   WITHHELD
                                                         ---   --------
1.    The election as Directors of the nominees listed   |_|     |_|
      below each to serve for a three-year term.

      Jesus R. Adia
      Alfred S. Pantaleone
      Anthony V. Rumolo

      INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

      ----------------------------------

      ----------------------------------

                                                         FOR   WITHHELD  ABSTAIN
                                                         ---   --------  -------
2.    The ratification of the appointment of Beard
      Miller Company LLP, successor to Radics & Co.,     |_|     |_|       |_|
      LLC, as independent auditors of the Company for the fiscal year ending December 31, 2005.

      The Board of Directors recommends a vote "FOR" each of the listed proposals.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 28, 2005 and audited financial statements.

Dated: ____________________                |_|  Check Box if You Plan
                                                to Attend Annual Meeting


___________________________             _________________________________
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


___________________________             _________________________________
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.